Securities and Exchange Commission
                             Washington, D.C. 20549


                                    Form 8-K/A


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Commission


        Date of Report (Date of earliest event reported): April 20, 2004


                               USURF America, Inc.
                               -------------------
             (Exact name of registrant as specified in its charter)

        Nevada                      1-15383                72-1482416
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State or other jurisdiction   (Commission File No.)    (I.R.S. Employer
     of incorporation                                  Identification No.)


       6005 Delmonico Drive, Suite 140, Colorado Springs, Colorado 80919
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          (Address of principal executive offices, including zip code)


               Registrant's telephone number, including area code:
                                 (719) 260-6455

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                                    Form 8-K
                               USURF America, Inc.
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Item 2. Acquisition or Disposition of Assets.

Effective April 20, 2004, USURF America, Inc., a Nevada corporation ("Usurf") signed a definitive agreement to acquire all of the issued and outstanding common stock of Connect Paging, Inc., a Texas Corporation ("CPI"), doing business as Get A Phone. CPI is a privately-held Texas-based communications company operating as a competitive local exchange carrier in areas currently served by SBC and Verizon Southwest. CPI currently has more than 11,000 customers and annual revenues of approximately $9,600,000. The Texas Public Utilities Commission has approved the transfer of the certificate of operating authority to reflect the change of ownership to USURF and has expanded the geographic area to include the entire state of Texas.

As consideration for this transaction, USURF paid a total of $2,000,000 in cash and issued a total of 14,250,000 shares of USURF $.0001 par-value common stock to the shareholders of CPI. Using the average of the high and low prices of the stock on the date of the agreement, as reported by the OTC Bulletin Board, the total value of the stock issued by USURF as consideration for this transaction is $1,567,500. The total of the consideration paid by USURF is approximately $3,567,500. The shares issued in connection with this transaction will be included in a Form SB-2 registration statement filed by USURF with the United States Securities and Exchange Commission.

Item 7. Financial Statements and Exhibits

(a) Financial Statements.

     The financial statements required by this Item 7 are attached to this Current Report on Form 8-K/A. The financial statements filed herewith are:

Pro Forma Usurf America, Inc. /  Connect Paging Inc. d/b/a Get A Phone

0 Unaudited Pro Forma Condensed Statements of Operations for the year ended December 31, 2002

0 Unaudited Pro Forma Condensed Statements of Operations for the year ended December 31, 2003

Connect Paging, Inc. d/b/a Get a Phone - Successor of Extel Enterprises Inc.

0     Independent Auditor's Report
0     Balance Sheets as of December 31, 2003 and December 31, 2002
0 Statements of Operations for years ended December 31, 2003; December 31, 2002 and December 31, 2001
0 Statements of Stockholder's Equity for the years ended December 31, 2003; December 31, 2002 and December 31, 2001
0 Statements of Cash Flows for the years ended December 31, 2003; December 31, 2002 and December 31, 2001
0     Notes to the Financial Statements


(b) Exhibits.

    Exhibit No.   Description
    -----------   -----------

      10.1 Stock Purchase Agreement, dated April 20, 2004, by and between USURF America, Inc. and the shareholders of Connect Paging, Inc. Filed with Form 8-K dated May 5, 2004 is incorporated herein by reference.

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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

     Dated: July 6, 2004.                   USURF AMERICA, INC.

                                            By: /s/ DOUGLAS O. MCKINNON
                                              -------------------------
                                            Douglas O. McKinnon
                                            President and CEO